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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 April 11, 1995
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                (Date of Report; Date of Earliest Event Reported)

                           Great Bay Power Corporation
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             (Exact name of registrant as specified in its charter)

                                  New Hampshire
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                 (State or other jurisdiction of incorporation)

         0-25748                                      02-0396811
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(Commission File Number)                 (I.R.S. Employer Identification No.)

         20 Ladd Street
     Portsmouth, New Hampshire                             03801
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(Address of Principal Executive Offices)                (Zip Code)

                                 (603) 433-8822
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              (Registrant's Telephone Number, Including Area Code)

                               Page 1 of 5 pages.
                        Exhibit Index appears on page 4.


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS.

         Great Bay Holdings Corp. (the "Registrant"), a wholly-owned subsidiary of Great Bay Power Corporation ("Great Bay"), announced on April 11, 1996 that the Registrant had filed a Registration Statement on Form S-4 with the Securities and Exchange Commission in order to create a holding company structure for Great Bay. If the restructuring is consummated, Great Bay will become a wholly-owned subsidiary of the Registrant, and Great Bay shareholders will become stockholders of the Registrant.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 19, 1996                      GREAT BAY POWER CORPORATION


                                           By: /s/ John A. Tillinghast
                                                 -------------------------
                                                   John A. Tillinghast
                                                   President and Chief Executive
                                                   Officer

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                                INDEX TO EXHIBITS

Exhibit
Number       Exhibit                                               Page No.
- ------       -------                                               --------
  99         Press Release announcing
             Registrant's filing of
             Registration Statement on
             Form S-4



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